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                      WARBURG PINCUS U.S. CORE EQUITY FUND

                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND

      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

     The Board of Directors of each Fund has determined to cease offering Common Class shares and to exchange each Fund's Common Class shares currently outstanding for the Fund's Institutional Class shares. Upon completion of the exchanges, holders of each Fund's Common Class shares would become holders of the Fund's Institutional Class shares having a value equal to the value of their Common Class share holdings. Institutional Class investment minimums will not be applied to former Common Class shareholders.

     Each Fund's Institutional Class, unlike the Common Class, does not impose a Rule 12b-1 shareholder-servicing and distribution fee. No gain or loss for federal income tax purposes would be recognized by Common Class shareholders as a result of the exchanges, which are expected to occur on January 7, 2000. Effective immediately, the Common Class is not offered to investors.

Dated: November 1, 1999                                            WPCOR-16-1199